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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2006


                               TRENWICK GROUP LTD
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


            1- 16089                                  98-0232340
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    (Commission File Number)             (I.R.S. Employer Identification No.)


                       C/O MICHAEL MORRISON, JOHN WARDROP
                          JOINT PROVISIONAL LIQUIDATORS
                             TRENWICK GROUP LIMITED
                        CROWN HOUSE, 4 PAR-LA-VILLE ROAD

       HAMILTON HM 08, BERMUDA                         NOT APPLICABLE
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (441) 295-5063

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

Hamilton, Bermuda (March 31, 2006): The Joint Provisional Liquidators of Trenwick Group Limited (the Company) are providing holders of the Company's Common Shares, par value $0.10 per share (the "Common Shares") with a status report of the affairs of the Company by way of filing the report attached hereto on this Form 8-K.

The Joint Provisional Liquidators previously notified holders of Common Shares of their intention to limit the Company's public announcements to material events relating to the Company's winding-up (liquidation) proceedings in Bermuda. The Joint Provisional Liquidators also notified holders of Common Shares of their intention to disclose any such event to the public by filing with the US Securities and Exchange Commission (SEC) a current report on Form 8-K, and, subject to the resources available to the Company, to report on the status of the Company's affairs at least annually. The report being filed on this Form 8-K is one of such reports. The Joint Provisional Liquidators previously notified holders of Common Shares that reports on the Company's affairs (including the report being filed herewith) will not be mailed to holders of Common Shares, unless the Joint Provisional Liquidators are required to do so or unless the Joint Provisional Liquidators believe, in their sole judgment, that it is in the best interest of the Company's stakeholders.

The Company's current reports on Form 8-K are available free of charge at the SEC's website WWW.SEC.GOV.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (a)   None.
       (b)   None.
       (c)   None.
       (d)   Exhibits.


EXHIBIT
NUMBER       DESCRIPTION OF EXHIBITS
-------      -----------------------
  99.1       Report to Shareholders dated March 30, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TRENWICK GROUP LTD
                                         (Registrant)


Date:   March 31, 2006                   By:
                                             -----------------------------------
                                             Name:  Michael Morrison
                                             Title: Joint Provisional Liquidator



                                         By: /s/ John Wardrop
                                             -----------------------------------
                                             Name:  John Wardrop
                                             Title: Joint Provisional Liquidator

                              EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION OF EXHIBITS
--------------       -----------------------
 Exhibit 99.1        Report to Shareholders dated March 30, 2006